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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
(Date of earliest event report): August 3, 2007
WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
Federal Way, Washington 98063-9777
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549
ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On August 3, 2007, Weyerhaeuser Company issued a press release announcing its financial results for the fiscal quarter ended July 1, 2007. Copies of the press release and the exhibits thereto are furnished as Exhibits 99.1 and 99.2 to this report.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	The following items are filed as exhibits to this report:

99.1	Press release, dated August 3, 2007 issued by Weyerhaeuser Company

99.2	Exhibits to Press release, dated August 3, 2007 issued by Weyerhaeuser Company
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY
By	/s/ Jeanne Hillman
Its:	Vice President and
Chief Accounting Officer

Date: August 3, 2007